Exhibit 99.1

Inseego Reports Third Quarter 2018 Financial Results
Record adjusted EBITDA
Verizon’s 5G fixed wireless launch and mobile 5G NR customer wins
4G LTE momentum with North American service providers
Cat M1 IoT tracker win with Telstra in Australia
SAN DIEGO—November 6, 2018—Inseego Corp. (Nasdaq: INSG) (the “Company”), a pioneer in 5G and intelligent IoT device-to-cloud solutions, today reported the following results for the third quarter ended September 30, 2018. The Company reports third quarter revenues of $50.6 million, GAAP operating income of $16.6 million, including a $17.2 million gain from a legal settlement, GAAP net income of $10.8 million, or net income of $0.15 per share on a fully diluted basis, adjusted EBITDA of $4.7 million and non-GAAP net loss of $0.01 per share on a fully diluted basis. Cash and cash equivalents at the end of the period, including restricted cash, was $31.6 million.
“Q3 was Inseego’s strongest quarter in years,” said Dan Mondor, Chairman and CEO of Inseego. “We had record adjusted EBITDA and made tremendous progress in the newly evolving 5G market with key customer wins. Despite significant revenue headwinds during the quarter due to foreign exchange rates and supply chain constraints, we delivered results that keep us on track to meet our target adjusted EBITDA run-rate exiting 2018. Inseego’s progress demonstrates our customers’ interest in our latest innovations and ability to deliver market leading solutions.”
Recent Corporate Highlights

-	GAAP net income of $10.8 million

-	Record adjusted EBITDA of $4.7 million, up 21% sequentially from Q2 and 215% from a year ago

-	Completed private placement of $20 million to drive investment in growth initiatives

-	Opened Cupertino Design Center to foster product innovation

-	Further strengthened management team with the appointment of two new SVPs

○
Simon Rayne, to drive revenue growth of device-to-cloud and the 5G portfolio throughout the UK, EMEA and APAC, previously held sales leadership roles with Spectralink, Microsoft, Nokia, Sony/Ericsson and brings extensive experience and knowledge of these markets

○
John Weldon, to lead the Ctrack business worldwide, previously held senior strategy and product roles with Verizon Connect, Telogis and Comtech Mobile Data and brings 20 years of asset management and telematics industry experience

IoT & Mobile Solutions

-	Q3 2018 net revenue of $34.6 million, 9% quarter-over-quarter growth

-	Announced R1000 wireless home gateway solution supporting Verizon 5G Home, the world’s first 5G broadband internet service

-	Awarded 5G NR hotspot business with global Tier 1 service providers in North America and international regions

-	Won an LTE Cat M1 tracker project with Telstra in Australia for IoT use cases, supporting their new location products and service offering for consumer, small business and enterprise customers

-	Continued expansion of our IoT & Mobile Solutions customer base:

○	New 4G LTE design win with a Tier 1 U.S. wireless service provider

○	Gained momentum throughout North America with Rogers Communications in Canada, U.S. Cellular, and co-selling with T-Mobile

-	Launched a North America channel program to support Enterprise business; signed SYNNEX and Novotech as its first two distribution partners

Enterprise SaaS Solutions

-	Q3 2018 net revenue of $16.0 million after approximately $1.4 million negative foreign exchange impact

-	Subscriptions grew 6% quarter-over-quarter

-	Continued to build strong footprint in Aviation vertical

○	Awarded three additional aviation solution contracts in Germany, the United Kingdom, and South Africa

-	Continued expansion of Ctrack in the United Kingdom and Europe

○	Significant wins in service and delivery, government, and construction fleets and a 750-unit expansion with global enterprise account, Mammoet
“We are seeing strong customer interest and new product traction,” said Steve Smith, EVP and CFO of Inseego. “Inseego is well positioned to capitalize on numerous market opportunities in 2019 and beyond, and accordingly we are investing in product development, sales, marketing and supply chain.”
Fourth Quarter Outlook
The following statements are forward-looking and actual results may differ materially. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” at the end of this news release. A more detailed description of risks related to our business is included in the reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Our guidance for the fourth quarter of 2018 reflects current business indicators and expectations as of the date of this news release, including current exchange rates for foreign currencies.

Inseego Consolidated	Fourth Quarter 2018 Outlook
Revenue	$51 million - $57 million
Adjusted EBITDA	$5.0 million - $6.0 million

IoT & Mobile Solutions
Revenue	$35 million - $40 million

Enterprise SaaS Solutions
Revenue	$16 million - $17 million
Inducement Option Awards
From October 24, 2018 to October 31, 2018, the compensation committee of the Company’s board of directors approved the grant to 19 newly hired employees of 586,250 stock options in the aggregate. The stock options were granted as inducement awards material to the new employees entering into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). The Company uses employee equity awards, including the inducement awards described herein, to hire, retain and motivate employees. Each stock option has an exercise price equal to the closing price of the Company’s common stock on the date of the grant, and will vest over a four-year period, with one-fourth vesting on the first anniversary of October 24, 2018, and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of October 24, 2018, subject to the new employee’s continued service relationship with the Company. Inseego is providing this information in accordance with NASDAQ Listing Rule 5635(c)(4).
Conference Call Information
Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•	In the United States, call 1-844-881-0135

•	International parties can access the call at 1-412-317-6727
Inseego will offer a live audio webcast of the conference call, which will be accessible from the “Investors” section of the Company’s website at investor.inseego.com. The webcast will be archived for a period of two weeks. An audio replay of the conference call will also be available beginning one hour after the call, through November 20, 2018. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10125729#. International parties may call 1-412-317-0088 and enter the same code.

About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) enables high performance mobile applications for large enterprise verticals, service providers and small-medium businesses around the globe. Our product portfolio consists of IoT & Mobile Solutions and Enterprise SaaS Solutions, which together form the backbone of compelling, intelligent, reliable and secure IoT services with deep business intelligence. Inseego powers mission critical applications with a “zero unscheduled downtime” mandate, such as asset tracking, fleet management, industrial IoT, SD WAN failover management and mobile broadband services. Our solutions are powered by our key innovations in IoT, purpose-built SaaS cloud platforms and mobile technologies, including the newly emerging 5G technology. Inseego is headquartered in San Diego, California with offices worldwide. www.inseego.com Twitter @inseego
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our outlook for the fourth quarter ending December 31, 2018 and our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues; and (13) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.
Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share exclude share-based compensation expense, amortization of intangible assets purchased through acquisitions, a gain related to the extinguishment of certain acquisition-related liabilities, amortization of discount and issuance costs related to the Company’s convertible senior notes and term loan, restructuring charges, net of recoveries, and an impairment charge related to certain product lines the Company abandoned, net of recoveries. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes and the term loans) and foreign currency transaction gains and losses.
Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share because we consider each to be an important supplemental measure of our performance.
Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.
The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com
or
Investor Relations Contact:
Joo-Hun Kim
MKR Group
+1 (212) 868-6760
joohunkim@mkrir.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net revenues:
IoT & Mobile Solutions	$34,636	$41,116	$95,257	$123,143
Enterprise SaaS Solutions	15,994	16,345	51,163	49,620
Total net revenues	50,630	57,461	146,420	172,763
Cost of net revenues:
IoT & Mobile Solutions	26,793	35,323	75,168	102,961
Enterprise SaaS Solutions	6,233	5,684	20,093	18,526
Impairment of abandoned product line, net of recoveries	—	82	355	1,489
Total cost of net revenues	33,026	41,089	95,616	122,976
Gross profit	17,604	16,372	50,804	49,787
Operating costs and expenses:
Research and development	5,317	5,099	15,261	16,788
Sales and marketing	5,907	6,181	16,957	20,340
General and administrative	5,837	7,118	18,634	27,249
Amortization of purchased intangible assets	869	905	2,764	2,714
Extinguishment of acquisition-related liabilities	(17,174)	—	(17,174)	—
Restructuring charges, net of recoveries	245	3,446	1,165	5,698
Total operating costs and expenses	1,001	22,749	37,607	72,789
Operating income (loss)	16,603	(6,377)	13,197	(23,002)
Other income (expense):
Interest expense, net	(5,113)	(5,229)	(15,360)	(14,266)
Other expense, net	(180)	(1,780)	(554)	(3,408)
Income (loss) before income taxes	11,310	(13,386)	(2,717)	(40,676)
Income tax provision	473	409	1,185	1,270
Net income (loss)	10,837	(13,795)	(3,902)	(41,946)
Less: Net loss attributable to noncontrolling interests	6	6	35	33
Net income (loss) attributable to Inseego Corp.	$10,843	$(13,789)	$(3,867)	$(41,913)
Per share data:
Net income (loss) per share:
Basic	$0.16	$(0.23)	$(0.06)	$(0.72)
Diluted	$0.15	$(0.23)	$(0.06)	$(0.72)
Weighted-average shares used in computation of net income (loss) per share:
Basic	68,480,774	59,004,520	63,585,229	58,157,171
Diluted	71,456,346	59,004,520	63,585,229	58,157,171

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$31,547	$21,198
Restricted cash	61	61
Accounts receivable, net	27,418	15,674
Inventories, net	13,747	20,403
Prepaid expenses and other	6,619	9,101
Total current assets	79,392	66,437
Property, plant and equipment, net	5,832	6,991
Rental assets, net	5,957	7,563
Intangible assets, net	33,400	38,671
Goodwill	33,459	37,681
Other assets	869	864
Total assets	$158,909	$158,207
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$31,580	$29,332
Accrued expenses and other current liabilities	16,407	27,558
DigiCore bank facilities	1,583	3,075
Total current liabilities	49,570	59,965
Long-term liabilities:
Convertible senior notes, net	90,983	84,773
Term loan, net	44,673	44,055
Deferred tax liabilities, net	4,524	5,261
Other long-term liabilities	2,479	9,768
Total liabilities	192,229	203,822
Stockholders’ deficit:
Common stock	73	59
Additional paid-in capital	544,303	519,531
Accumulated other comprehensive (loss) income	(3,985)	4,604
Accumulated deficit	(573,626)	(569,759)
Total stockholders’ deficit attributable to Inseego Corp.	(33,235)	(45,565)
Noncontrolling interests	(85)	(50)
Total stockholders’ deficit	(33,320)	(45,615)
Total liabilities and stockholders’ deficit	$158,909	$158,207

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cash flows from operating activities:
Net income (loss)	$10,837	$(13,795)	$(3,902)	$(41,946)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,245	3,436	10,564	11,098
Provision for bad debts, net of recoveries	222	254	536	986
Loss on impairment of abandoned product line, net of recoveries	—	82	355	1,489
Provision for excess and obsolete inventory, net of recoveries	143	704	1,219	876
Share-based compensation expense	1,734	963	3,678	2,942
Amortization of debt discount and debt issuance costs	2,442	2,758	7,328	7,840
Loss on extinguishment of debt, net	—	2,035	—	2,035
Loss (gain) on disposal of assets	(46)	477	455	648
Deferred income taxes	2	24	(4)	9
Non-cash gain on extinguishment of acquisition-related liabilities	(17,174)	—	(17,174)	—
Unrealized foreign currency transaction loss (gain), net	270	(851)	319	(794)
Other	38	(803)	98	(309)
Changes in assets and liabilities:
Accounts receivable	(4,362)	5,586	(13,038)	614
Inventories	(1,724)	793	1,779	3,637
Prepaid expenses and other assets	(458)	(1,866)	2,423	(4,071)
Accounts payable	(25)	(5,226)	879	1,968
Accrued expenses, income taxes, and other	84	3,578	616	(1,813)
Net cash used in operating activities	(4,772)	(1,851)	(3,869)	(14,791)
Cash flows from investing activities:
Purchases of property, plant and equipment	(283)	(293)	(936)	(1,737)
Proceeds from the sale of property, plant and equipment	79	—	109	182
Purchases of intangible assets and additions to capitalized software development costs	(428)	(756)	(1,527)	(2,256)
Net cash used in investing activities	(632)	(1,049)	(2,354)	(3,811)
Cash flows from financing activities:
Gross proceeds received from private placement	19,661	—	19,661	—
Proceeds from term loans	—	46,917	—	64,917
Payment of issuance costs related to term loans	—	(481)	—	(905)
Principal payments on term loans	(500)	(20,000)	(500)	(20,000)
Repurchase of convertible senior notes	—	(11,900)	—	(11,900)
Net repayment of DigiCore bank and overdraft facilities	(995)	(1,201)	(1,203)	(620)
Principal payments under capital lease obligations	(128)	(151)	(487)	(613)
Principal payments on mortgage bond	(75)	(74)	(241)	(216)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	464	(62)	1,022	(793)
Net cash provided by financing activities	18,427	13,048	18,252	29,870
Effect of exchange rates on cash, cash equivalents and restricted cash	(312)	(1,516)	(1,680)	(1,164)
Net increase in cash, cash equivalents and restricted cash	12,711	8,632	10,349	10,104
Cash, cash equivalents and restricted cash, beginning of period	18,897	11,366	21,259	9,894
Cash, cash equivalents and restricted cash, end of period	$31,608	$19,998	$31,608	$19,998

INSEEGO CORP.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2018		Nine Months Ended September 30, 2018
	Net Income (Loss)	Income (Loss) Per Share	Net Income (Loss)	Income (Loss) Per Share
GAAP net income (loss)	$10,837	$0.15	$(3,902)	$(0.06)
Adjustments:
Share-based compensation expense(a)	1,734	0.03	3,678	0.05
Purchased intangibles amortization(b)	1,380	0.02	4,413	0.07
Extinguishment of acquisition-related liabilities(c)	(17,174)	(0.24)	(17,174)	(0.27)
Debt discount and issuance costs amortization	2,442	0.03	7,328	0.11
Restructuring charges, net of recoveries	245	—	1,165	0.02
Impairment of abandoned product line, net of recoveries(d)	—	—	355	0.01
Non-GAAP net loss	$(536)	$(0.01)	$(4,137)	$(0.07)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

(d)
Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth quarter of 2016, net of recoveries related to the subsequent sale of such abandoned products.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended September 30, 2018
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Extinguishment of acquisition- related liabilities (c)	Non-GAAP
Cost of net revenues	$33,026	$153	$511	$—	$—	$32,362
Operating costs and expenses:
Research and development	5,317	564	—	—	—	4,753
Sales and marketing	5,907	313	—	—	—	5,594
General and administrative	5,837	704	—	—	—	5,133
Amortization of purchased intangible assets	869	—	869	—	—	—
Extinguishment of acquisition-related liabilities	(17,174)	—	—	—	(17,174)	—
Restructuring charges, net of recoveries	245	—	—	245	—	—
Total operating costs and expenses	$1,001	1,581	869	245	(17,174)	$15,480
Total		$1,734	$1,380	$245	$(17,174)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Nine Months Ended September 30, 2018
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Impairment of abandoned product line, net of recoveries (c)	Extinguishment of acquisition- related liabilities (d)	Non-GAAP
Cost of net revenues	$95,616	$227	$1,649	$—	$355	$—	$93,385
Operating costs and expenses:
Research and development	15,261	972	—	—	—	—	14,289
Sales and marketing	16,957	761	—	—	—	—	16,196
General and administrative	18,634	1,718	—	—	—	—	16,916
Amortization of purchased intangible assets	2,764	—	2,764	—	—	—	—
Extinguishment of acquisition-related liabilities	(17,174)	—	—	—	—	(17,174)	—
Restructuring charges, net of recoveries	1,165	—	—	1,165	—	—	—
Total operating costs and expenses	$37,607	3,451	2,764	1,165	—	(17,174)	$47,401
Total		$3,678	$4,413	$1,165	$355	$(17,174)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)
Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth quarter of 2016, net of recoveries related to the subsequent sale of such abandoned products.

(d)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Income (Loss) before Income Taxes to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018
Income (loss) before income taxes	$11,310	$(2,717)
Depreciation and amortization(a)	3,245	10,564
Share-based compensation expense(b)	1,734	3,678
Restructuring charges, net of recoveries	245	1,165
Impairment of abandoned product line, net of recoveries(c)	—	355
Extinguishment of acquisition-related liabilities(d)	(17,174)	(17,174)
Interest expense, net(e)	5,113	15,360
Other income, net(f)	180	554
Adjusted EBITDA	$4,653	$11,785

(a)	Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.

(b)	Includes share-based compensation expense recorded under ASC Topic 718.

(c)
Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth quarter of 2016, net of recoveries related to the subsequent sale of such abandoned products.

(d)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

(e)	Includes the amortization of debt discount and issuance costs related to the convertible senior notes and term loan.

(f)	Includes foreign currency transaction gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
IoT & Mobile Solutions	$34,636	$31,741	$28,880	$29,708	$41,116
Enterprise SaaS Solutions	15,994	17,316	17,853	16,826	16,345
Total net revenues	$50,630	$49,057	$46,733	$46,534	$57,461